SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               August 3, 1998
                     (Date of earliest event reported)


                           UNITRODE CORPORATION
           (Exact name of Registrant as specified in its charter)


  Maryland                    1-5609                    04-2271188
 (State of              (Commission File No.)          (IRS Employer
 Incorporation)                                      Identification No.)


                7 Continental Boulevard, Merrimack, NH 03054
        (Address of principal executive offices, including zip code)


                                (603) 424-2410
            (Registrant's telephone number, including area code)


                                 Not Applicable
       (Former name or former address, if changed since last report)




 Item 2.   Acquisition or Disposition of Assets.

 (a) Acquisition of BENCHMARQ Microelectronics, Inc. Pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of March 2, 1998 (the "Merger Agreement") and the amendment thereto, dated as of June 23, 1998 (the "Amendment"), by and among Unitrode Corporation, a Maryland corporation ("Unitrode"), Merrimack Corporation, a Delaware corporation and a wholly owned subsidiary of Unitrode ("Sub") and BENCHMARQ Microelectronics, Inc., a Delaware corporation ("BENCHMARQ"), on August 3, 1998, Sub merged with and into BENCHMARQ (the "Merger"), with BENCHMARQ surviving the Merger as a wholly owned subsidiary of Unitrode. At the effective time of the Merger (the "Effective Time"), the separate existence of Sub ceased, and BENCHMARQ became a wholly-owned subsidiary of Unitrode. At the Effective Time, each share of common stock, par value $.001 per share, of BENCHMARQ ("BENCHMARQ Common Stock") outstanding immediately prior thereto (other than shares held by BENCHMARQ as treasury shares or by Unitrode or any subsidiaries of BENCHMARQ or Unitrode) was converted into the right to receive one share of common stock, par value $.01 per share, of Unitrode ("Unitrode Common Stock"). In the Merger, each option to purchase BENCHMARQ Common Stock (each, a "BENCHMARQ Option") outstanding immediately prior to the Effective Time was assumed by Unitrode and converted into an option to purchase one share of Unitrode Common Stock (each, a "Unitrode Option"). Unitrode expects to issue approximately 8,582,047 shares of Unitrode Common Stock in connection with the Merger, including shares issuable pursuant to BENCHMARQ Options which are being converted into Unitrode Options.

      The foregoing description of the terms and provisions of the Merger Agreement, as amended, is qualified in its entirety by reference to the Merger Agreement, as amended, together with the respective exhibits thereto, and is hereby incorporated by reference herein.

 (b) Assets constituting plant, equipment or other physical property acquired by Unitrode in the Merger were used by BENCHMARQ in design, manufacture and marketing of integrated circuits and electronic modules for portable, power-sensitive electronic applications. Unitrode currently intends to use these assets in the same manner in which they were used prior to Unitrode's acquisition of BENCHMARQ.

 Item 7.   Financial Statement, Pro Forma Financial Information and
           Exhibits.

 (a) Financial Statements of Business Acquired. To be filed by amendment to this Form 8-K within 60 days.

 (b) Pro Forma Financial Information. To be filed by amendment to this Form 8-K within 60 days.

 (c)       Exhibits.


 Exhibit No.              Description

    2.1 Agreement and Plan of Merger, dated as of March 2, 1998, by and among Unitrode Corporation, Merrimack Corporation and BENCHMARQ Microelectronics, Inc.

    2.2 Amendment to Merger Agreement, dated as of June 23, 1998, by and among Unitrode Corporation, Merrimack Corporation and BENCHMARQ Microelectronics, Inc.

    99.1        Form of Press Release issued by Unitrode dated August 3,
                1998.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITRODE CORPORATION


                                   By: /s/ Allan R. Campbell
                                      ---------------------------------
                                       Allan R. Campbell
                                       Senior Vice President,
                                       General Counsel and Secretary


 Date:  August 4, 1998




                               Exhibit Index

 Exhibit No.             Description

    2.1 Agreement and Plan of Merger, dated as of March 2, 1998, by and among Unitrode Corporation, Merrimack Corporation and BENCHMARQ Microelectronics, Inc. (incorporated by reference to Unitrode's Current Report on Form 8-K dated February 28,
                1998).

    2.2 Amendment to Merger Agreement, dated as of June 23, 1998, by and among Unitrode Corporation, Merrimack Corporation and BENCHMARQ Microelectronics, Inc. (incorporated by reference to Unitrode's Current Report on Form 8-K dated June 23, 1998, as amended by Unitrode's Form 8-K/A dated June 23,
                1998).

    99.1        Form of Press Release issued by Unitrode dated August 3,
                1998.